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                                                                Exhibit 10.14(b)

                AMENDMENT NUMBER 2 TO LETTER AGREEMENT GCT-026/98

This Amendment Number 2 to Letter Agreement GCT-026/98, dated as of March 24, 2000 ("Amendment No. 2") relates to the Letter Agreement GCT-026/98 (the "Letter Agreement"), dated June 17, 1998, as amended by Amendment No. 1, between EMBRAER
- Empresa Brasileira de Aeronautica S.A. ("Embraer") and Solitair Corp. ("Buyer"), which concerns the Purchase Agreement GCT-025/98 (the "Purchase Agreement"), as amended from time to time (collectively referred to herein as the "Agreement"). This Amendment No. 2 is between Embraer and Buyer, collectively referred to herein as the "Parties".

This Amendment No. 2 sets forth further agreements between Embraer and Buyer relative to the extension of the date for effectiveness of Amendment No. 1 to the Letter Agreement and Amendment No. 7 to the Purchase Agreement.

This Amendment No. 2 constitutes an amendment and modification of the Letter Agreement. All terms defined in the Agreement and not defined herein shall have the meaning given in the Agreement when used herein, and in case of any conflict between this Amendment No. 2 and the Agreement, the terms of this Amendment No. 2 shall control.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Embraer and Buyer do hereby agree as follows:

1. Articles 12.1 and 12.2 of Amendment No. 1 to Letter Agreement shall be deleted and replaced with the following:

      "12.1 The effectiveness of this Amendment No. 1 and Amendment No. 7 to the
            Purchase Agreement shall be subject to Embraer and Buyer reaching agreement with regards to the terms and conditions of the [*]

      12.2 As a consequence of such condition, all deposits and progress payments otherwise due on or before [*] shall be due on that day, or on the day Embraer and Buyer agree [*]

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* Confidential

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IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 2 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronautica S.A.   Solitair Corp.

By     /s/ Frederico Fleury Curado                 By     /s/ Douglas J. Lambert
       ---------------------------                        ----------------------
Name:  Frederico Fleury Curado                     Name:  Douglas J. Lambert
Title: E.V.P. Commercial                           Title: V.P.

By     /s/ Satoshi Yokota
       ---------------------------
Name:  Satoshi Yokota                              Date:
Title: E.V.P. Industrial                           Place:

Date:  March 24, 2000
Place: Sao Jose dos Campos, Brasil